Computershare Trust Company, N.A. 250 Royall Street Canton Massachusetts 02021 www.computershare.com

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

C 1234567890 J N T

No. of Basic rights:

RIGHTS CERTIFICATE

RIGHTS CERTIFICATE EVIDENCING RIGHTS TO PURCHASE COMMON SHARES OF BENEFICIAL INTEREST ($1.00 par value per Share) OF WINTHROP REALTY TRUST a real estate investment trust organized under the laws of the State of Ohio (the “Company”).

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE PROSPECTUS SUPPLEMENT, DATED OCTOBER 14, 2009 (THE “PROSPECTUS SUPPLEMENT”), OF THE COMPANY AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS SUPPLEMENT AND THE BASE PROSPECTUS, DATED OCTOBER 13, 2009 ARE AVAILABLE UPON REQUEST FROM COMPUTERSHARE, AS SUBSCRIPTION AGENT (THE “SUBSCRIPTION AGENT”).

THIS RIGHTS CERTIFICATE OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE SUBSCRIPTION AGENT WITH PAYMENT IN FULL BY 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER 19, 2009, UNLESS EXTENDED BY THE COMPANY (THE “EXPIRATION TIME”). THE ABILITY OF THE HOLDER HEREOF TO EXERCISE RIGHTS PURSUANT TO THE BASIC SUBSCRIPTION (AS DESCRIBED BELOW) OR TO PURCHASE COMMON SHARES (AS DESCRIBED BELOW) PURSUANT TO THE OVERSUBSCRIPTION PRIVILEGE WILL EXPIRE AT THE EXPIRATION TIME. RIGHTS NOT EXERCISED PRIOR TO THE EXPIRATION TIME WILL NO LONGER BE EXERCISABLE AND WILL HAVE NO VALUE. ANY EXERCISE OF RIGHTS PURSUANT TO THE BASIC SUBSCRIPTION AND ANY EXERCISE OF THE OVERSUBSCRIPTION PRIVILEGE ARE REVOCABLE PRIOR TO THE EXPIRATION TIME.

THIS CERTIFIES THAT [__________________________________________] is the registered holder of the number of non-transferable rights set forth above (the “Rights”), each of which entitles such owner to subscribe for and purchase (the “Basic Subscription”) one Common Share of Beneficial Interest, $1.00 par value per share (the “Common Shares”), of the Company upon the terms and subject to the conditions set forth in the Prospectus Supplement and the accompanying Instructions as to Use of Rights Certificates (the “Instructions”). The subscription price for each Right is $9.05 (the “Subscription Price”). Only holders of Common Shares and holders of Series B-1 Cumulative Convertible Redeemable Preferred Shares at the close of business on October 22, 2009 (the “Record Date”) are entitled to exercise Rights pursuant to the Basic Subscription.

The Rights will expire at 5:00 p.m., New York City Time, on November 19, 2009, or such later time and date as the Company may determine in its sole discretion. The Rights are only exercisable upon the terms specified herein, in the Prospectus Supplement and in the Instructions. The Rights are not transferable, except by operation of law. Subject to the conditions set forth in the Prospectus Supplement, the valid exercise of all of the Rights represented by this Rights Certificate shall also entitle the holder thereof to subscribe for and purchase Common Shares not purchased by the other holders of Rights through their exercise of such Rights (the “Oversubscription Privilege”). If a holder elects to exercise the Oversubscription Privilege, such holder must do so concurrently with its exercise of the Basic Subscription.

The holder of this Rights Certificate, as such, shall not be entitled to vote or receive dividends or be deemed for any purpose the holder of the Common Shares which may at any time be issuable upon the exercise hereof, nor shall anything contained herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of trustees or upon any matter submitted to shareholders at any meeting of the Company, or to give or withhold consent to any trust action, or to receive notice of meetings or other actions affecting shareholders, or otherwise, until all or a portion of the Rights evidenced by this Rights Certificate have been exercised, payment in full of the Subscription Price for the Common Shares subscribed for has been made, all necessary documentation has been received by the Company and the Common Shares have been issued.

The Rights represented by this Rights Certificate may be executed by completing the appropriate sections on the reverse side hereof and by returning the full payment for the shares subscribed for under the Basic Subscription (the “Basic Subscription Payment”) in accordance with the Instructions.

Holder ID	COY	Class	Rights Qty Issued	Rights Cert #
123456789	XXXX	Subscription Rights	XXX.XXXXXX	12345678

Signature of Owner	Signature of Co-Owner (if more than one registered holder listed)	Date (mm/dd/yyyy)

1 2 3 4 5 6 7 8        C L S       X R T 2      C O Y C       1 2 3 4 5 6 . 7 8

001CD40006   013SCI

BOX 1 — BASIC SUBSCRIPTION EXERCISE

TO EXERCISE THE BASIC SUBSCRIPTION, complete this Box 1 and Box 4 below and return this Rights Certificate, with the Basic Subscription Payment, to Computershare at the address set forth in Section 4.

Number of Rights Exercised: _____________________________

Payment due on exercise of the Basic Subscription is number of Rights exercised above x $9.05 = $______________________

☐	Check here if Rights are being exercised pursuant to a Notice of Guaranteed Delivery delivered to the Subscription Agent prior to the Expiration Time and complete the Notice of Guaranteed Delivery provided with the Prospectus Supplement.

Method of Payment (check one):

☐	Uncertified Check. Please note that funds paid by uncertified personal check may take at least five business days to clear. If your funds do not clear your bank before Expiration Time, your request for shares will not be accepted.

☐	Certified Check or Bank Check drawn on a U.S. bank or Money Order payable to Computershare.

If the amount enclosed or transmitted is not sufficient to fulfill the Basic Subscription Payment for all Common Shares, or if the number of Common Shares being subscribed for is not specified, the number of Common Shares subscribed for will be assumed to be the maximum number that could be subscribed for upon payment of such amount. If the amount enclosed or transmitted exceeds the aggregate Subscription Price for all Common Shares that the undersigned has the right to purchase pursuant to the Basic Subscription (the “Subscription Excess”), the Subscription Agent shall return the Subscription Excess to the subscriber without interest or deduction.

BOX 2 — OVERSUBSCRIPTION PRIVILEGE EXERCISE

TO EXERCISE THE OVERSUBSCRIPTION PRIVILEGE, complete this Box 2 as well as Boxes 1 and 4 and, if applicable, Box 3. You may not exercise the Oversubscription Privilege unless you have satisfied the conditions set forth in the Prospectus Supplement and exercised your Basic Subscription in full or, in the case of securities held in street name, the particular beneficial owner has exercised its Basic Subscription in full. (The actual number of Common Shares available for purchase will depend upon the number of Rights exercised by all holders pursuant to the Basic Subscription and the other shareholders exercising the Oversubscription Privilege, and is subject to proration and reduction as described in the Prospectus Supplement.)

Number of Common Shares Subscribed for under Oversubscription Privilege: _______________*

Payment for shares subscribed to under the Oversubscription Privilege is not due until five business days after notification of how many shares have been allocated to you under the Oversubscription Privilege. At such time, you will be obligated to deliver payment equal to the number of Common Shares subscribed for that are allocated to you under the Oversubscription Privilege x $9.05 per Common Share.

* Subject to proration and reduction by the Company under certain circumstances as described in the Prospectus Supplement.

BOX 3 — 9.8% WAIVER REQUEST

If you anticipate that the exercise of your Rights will result in your beneficially owning in excess of 1,550,000 of the Company’s common shares you must request a waiver from the 9.8% limitation contained in the Company’s declaration of trust and by-laws by checking this box*:

* Please see the Instructions for guidance on determining whether you will need to request a waiver.

BOX 4 — SIGNATURE, PAYMENT INSTRUCTIONS; REPRESENTATIONS AND WARRANTIES AND CERTIFICATIONS

Payment in Full for All Common Shares Subscribed for under Section 1 Must Accompany this Rights Certificate

Total payment due under Section 1 = $_______________.

I hereby represent, warrant and certify that (i) I have been provided with a copy of each of the Prospectus Supplement, Base Prospectus and the Instructions, (ii) I hereby subscribe for the number of Common Shares indicated in Boxes 1 and 2 on the terms and conditions set forth in the Prospectus Supplement and in the Instructions, (iii) I hereby tender the aggregate Basic Subscription Payment, and (iv) I hereby agree to pay for all shares allocated to me under the Oversubscription Privilege within five business days following the notification informing me how many shares that I subscribed for under Box 2 have been allocated to me.

I understand that my Rights will be deemed exercised only when, subject to certain conditions described in the Prospectus Supplement, a properly completed and duly executed Rights Certificate and payment of the full Basic Subscription Payment with respect to such exercise have been received by the Subscription Agent.

IMPORTANT - RIGHTS HOLDERS SIGN HERE

Authorized Signature(s) of Subscriber(s):

Print Name(s):

Address:
(Including Zip Code)

Telephone Number(s): (_____) __________________; (_____) __________________

(Must be signed by the Rights Holder(s) exactly as name(s) appear(s) on this Rights Certificate. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting as a fiduciary or representative capacity, please provide the following information. See Instructions.)

Authorized Signature(s):

Print Name(s):

Capacity:

Address:
(Including Zip Code)

Telephone Number(s): (_____) __________________; (_____) __________________

Please mail or deliver check or money order payable to Computershare, for the aggregate Basic Subscription Payment due to the Subscription Agent at the appropriate address below:

If by mail: Computershare Attn: Corporations Actions P.O. Box 43011 Providence, RI 02940-3011	If by registered, certified, express mail or overnight delivery: Computershare Attn: Corporate Actions 250 Royall Street Suite V Canton, MA 02021

If you have any questions, please call our Information Agent, MacKenzie Partners, Inc., toll free at (800) 322-2882 or (212) 929-5500 (collect) or via email at rightsoffering@mackenziepartners.com.

BOX 5 — DELIVERY INSTRUCTIONS
(Fill out ONLY if delivery is to be made to an address not shown on the face of this Rights Certificate.)
Name(s):

Address:
Special Guarantee Medallion

________________________________________________________________________________
(Title of Officer Signing this Guarantee)

________________________________________________________________________________
(Name of Guarantor – Please Print)

________________________________________________________________________________
(Address of Guarantor Firm)

________________________________________________________________________________

________________________________________________________________________________

Acceptance or rejection by the Company of the subscription specified on this Rights Certificate shall be effective in accordance with the terms set forth in the Prospectus Supplement and the Instructions. Exercise of the Rights represented hereby shall not be deemed complete, the registered holder of the Rights whose name is inscribed hereon shall have no binding right to become the legal or beneficial owner of Common Shares issuable upon exercise of the Rights evidenced hereby, unless and/or until (i) the Expiration Time occurs and (ii) the other conditions to exercise described in the Prospectus Supplement and the Instructions are satisfied. All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Company, whose determination shall be final and binding.

Please complete all applicable information and return to: COMPUTERSHARE TRUST COMPANY, N.A.

By First Class Mail:
Computershare Trust Company, N.A., Corporate Actions Voluntary Offer, P.O. Box 43011, Providence, RI 02940-3011

By Express Mail or Overnight Delivery:
Computershare Trust Company, N.A., Corporate Actions Voluntary Offer, 250 Royall Street, Suite V, Canton, MA 02021

DELIVERY OF THIS SUBSCRIPTION CERTIFICATE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE
DOES NOT CONSTITUTE A VALID DELIVERY.